Exhibit 99.2

A Diverse Fintech & Agri - Fintech Group Making a Difference Delivering Financial Inclusion and Food Security NASDAQ: TIO Q1 2023 Financial Results Conference Call May 15, 2023

2 First Quarter 2023 Financial Results Conference Call Forward Looking Statements Cautionary Note Regarding Forward - Looking Statements Certain statements made herein contain, and certain oral statements made by representatives of Tingo Group and its affiliates, from time to time may contain, “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Tingo Group and its subsidiaries actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as guarantees or predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements include, without limitation, Tingo Group’s expectations with respect to future performance . The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are based on the beliefs and assumptions of our management based on information currently available to management . Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements . Most of these factors are outside of the control of Tingo Group and are difficult to predict . Factors that may cause such differences include but are not limited to : (1) the inability to obtain or maintain the listing of Tingo Group’s common stock on Nasdaq ; (2) the risk that the integration of the business of Tingo Mobile and its affiliated companies with the historical business of Tingo Group disrupts current plans and operations of Tingo Group ; (3) the ability to recognize the anticipated benefits of the acquisition of Tingo Mobile and its affiliated companies, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees ; (4) changes in applicable laws or regulations ; (5) the possibility that Tingo Group may be adversely affected by other economic, business, and/or competitive factors ; (6) the impact of the global COVID - 19 pandemic on any of the foregoing risks ; and (7) the ability of Tingo Foods to recognize benefits associated with its partnership with Evtec Energy PLC, and other risks and uncertainties identified in the Tingo Group annual report on Form 10 - K for the year ended December 31 , 2022 , filed with the SEC on March 31 , 2023 , including those under “Risk Factors” therein, and in other filings with the SEC made by Tingo Group . The foregoing list of factors is not exclusive . Readers are referred to the most recent reports filed with the SEC by Tingo Group . Furthermore, such forward - looking statements speak only as of the date of this report . Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any offer or sale of our securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of our securities under the laws of any such jurisdiction .

3 First Quarter 2023 Financial Results Conference Call Agenda • Introduction and Recent Announcements ………………. • Product Timelines and Updates, and Partnerships ….. • Financial Results …………………………………………………….. • Closing Summary and Q&A .……………………………………. Darren Mercer Dozy Mmobuosi Kevin Chen Group CEO Tingo Mobile and Tingo Foods Founder & CEO Group CFO • Founded Tingo Group’s fintech & insurance businesses • 15 years tech business in China • Previously 20 years in investment banking at Henry Cook Lumsden and Albert E Sharp • Founded Tingo Mobile PLC • Founded Tingo Foods PLC • Launched Nigeria’s 1st SMS Banking Solution • Co - sponsor for Africa Acquisition Corp Inc. • Former CFO & Board Director at China Rapid Finance (NYSE:XRF) • Audit Manager at Ernst & Young • MBA, Kellogg School of Management at Northwestern • AICPA, CMA Darren Mercer Dozy Mmobuosi Kevin Chen Darren Mercer Q1 2023 Financial Results Conference Call

First Quarter 2023 Financial Results Conference Call

Corporate Overview

Tingo Group

Following completion of acquisition of Tingo Mobile on November 30, 2022, Tingo Group is a diverse Fintech and Agri-Fintech group of companies with operations in Africa, Southeast Asia and the Middle East:

- **Tingo Mobile** is a leading fintech and agri-fintech business operating in Africa
- **Tingo Foods** processes crops into finished products from its large farming member base
- **Tingo DMCC** trades and exports agricultural commodities and finished food products
- **TingoPay Super-App**, in partnership with Visa, provides payment services, e-wallet and a range of value-added services to customers, and merchant services to businesses
- **MICT insurance and financial services fintech verticals** currently focus on Southeast Asia
- Tingo Group has significant opportunities to expand internationally

Key Highlights[1]

$851.2M Q1 2023 Revenue	**$386.9M** Q1 2023 Gross Profit
$262.5M Q1 2023 Income Before Tax	**$372.1M** Q1 2023 EBITDA[2]
$780.2M Cash Balance at Mar 31, 2023	**12.0M** Nwassa Agri Fintech Platform Customers at Mar 31, 2023

Timeline

2020 — MICT Inc. — Fintech company providing a range of B2B and B2C proprietary platforms and technology in Southeast Asia

Nov 30, 2022 — Tingo mobile — Following the completion of extensive due diligence through EY, Dentons etc., MICT acquired 100% of Tingo Mobile Ltd[3]

Feb 9, 2023 — TINGO Foods — MICT acquired 100% Tingo Foods PLC[4], before subsequently changing name from MICT, Inc. (MICT) to Tingo Group, Inc. (TIO)

(1) Pro Forma Financial Information is estimated based on unaudited management accounts
(2) See EBITDA reconciliation in the attached Appendix. EBITDA is considered a non-GAAP measure of financial performance
(3) See Dec 1, 2022, press release and transaction structure in the attached Appendix
(4) See Feb 9, 2023, press release in attached Appendix

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5 First Quarter 2023 Financial Results Conference Call Our Mission Make a difference improving global food supply and tackling the world’s food security crisis; by delivering farmer empowerment, improved crop yields, reduced spoilage and better access to markets. Agri - Fintech Mission Group Mission Foster digital and financial inclusion through technology platforms to drive social and economic upliftment 5 Agri - Fintech Mission For Africa Support Africa and its farmers to achieve sustainable food self - sufficiency, bringing an end to Africa’s food insecurity and poverty First Quarter 2023 Financial Results Conference Call

6 First Quarter 2023 Financial Results Conference Call Acquisition and Recent Developments • November 30 , 2022 – Completed the acquisition of 100 % of Tingo Mobile, following : (i) the completion of extensive due diligence by world class advisors : Ernst & Young, Dentons, Houlihan Lokey and Ellenoff Grossman & Schole ; and (ii) the negotiation of improved terms for MICT shareholders • Q 4 2022 – Commenced the geographical expansion of Tingo Mobile - Ghana, Malawi/East Africa and Dubai / Middle East • December 2022 – Launched Tingo DMCC commodities trading platform & export business • December 2022 – Launched beta version of TingoPay Super App and Visa Partnership in Q 4 2022 • Q 1 2023 – Commenced to pivot strategy for the insurance and fintech verticals commenced Q 1 2023 • February 9 , 2023 – Completed acquisition of Tingo Foods, with the aim of building the largest food processing facility in Africa • April 25 , 2023 , signed exclusive agreement with Prime Commodity Exchange (PCX) and All Farmers Association of Nigeria (AFAN), securing considerable produce supply, nationwide warehousing facilities and enhanced commodity trading opportunities • On April 27 , 2023 , Filed Audited FY 2022 Financial Statements and Pro Forma Financial Information for Tingo Foods

7 First Quarter 2023 Financial Results Conference Call Agri Fintech Growth Strategy Replicating our Proven Model - Tingo Mobile and NWASSA Marketplace 12.0M ~30.0M Tingo Mobile active customers at Mar 31, 2023 Expected number of Tingo Mobile customers by Dec 2023 NWASSA • Q 4 2022 – Signed All Farmers Association of Nigeria (AFAN) trade partnership – with commitment to triple farmer numbers from 9 . 3 M to ~ 30 . 0 M • Q 4 2022 – Expanded into Ghana and signed Kingdom of Ashanti trade partnership – with commitment to enroll a minimum of 2 . 0 M new farmers and a target of 4 . 0 M • Q 4 2022 – Expanded into Malawi – as a base to expand into East Africa • Further expansion planned for Africa, Asia, and other relevant markets • Tingo Foods and Tingo DMCC aim to significantly increase offtake and demand for produce from Tingo Mobile farmers, reduce post harvest losses and deliver fair pricing • April 2023 - Signed agreement with Prime Commodity Exchange (PCX) and AFAN, securing nationwide warehousing facilities for produce, increasing offtake capabilities • Currently testing forthcoming Nwassa web platform and App to complement existing USSD GSM transaction platform

8 First Quarter 2023 Financial Results Conference Call Tingo Foods – Food Processing Business Aims to be the largest food and beverage processing facility in Africa • Generated more than $ 466 . 2 million of high - margin revenue in first 4 months (Sep 2022 - Dec 2022 ) – business brought into Tingo Group from February 2023 • Grew revenues to $ 577 . 2 million for Q 1 2023 and operating profit to $ 143 . 5 million • Set to multiply capacity and revenue with new state - of - the - art $ 1 . 6 billion food processing facility in Delta State of Nigeria • Construction of the food processing facility is on track to open by mid - 2024 . Joint venture partner is at an advanced stage of completing work on the buildings’ foundations and the installation of infrastructure, drainage and water supply . • Africa’s farmers and agricultural sector to benefit from substantial expansion of the Continent’s own processing capabilities – increasing crop demand, reducing post - harvest losses, giving farmers higher prices and delivering financial upliftment A key part of the Tingo Group eco - system from Seed to Sale Creating significant demand and offtake for Tingo Mobile’s Farmers + Creating significant supply for Tingo’s commodity trading and export business Partnership with Evtec Energy PLC to build $ 150 M 110 MW Solar Plant, set to achieve net zero carbon emissions and reduced energy costs .

9 First Quarter 2023 Financial Results Conference Call Tingo DMCC - Agri Commodity Platform In Partnership with the Dubai Multi Commodities Centre (DMCC) A global commodity platform and export business – completing the seed to sale eco - system • Significant progress made during Q 1 2023 on the aggregation of bulk volumes of produce for export from AFAN’s farmers • First export orders scheduled to complete during before end of Q 2 2023 • Export orders set to dollarize and globalize Tingo Group, while giving Tingo Mobile’s farmers and Tingo Foods direct access to international markets • Tingo DMMC on track to facilitate global export of agricultural commodities, including :  Crops from Tingo Mobile’s farmers - such as wheat, millet, paddy rice, cassava, ginger, cashew nuts, cocoa and cotton  Finished food and beverage products from Tingo Foods – such as rice, noodles, pasta, cooking oils, coffee, tea and chocolate • Has access to several billion dollars per annum of agricultural produce for export, through the farmers of Nigeria (c . 60 M), Ghana, Malawi, and other territories

10 First Quarter 2023 Financial Results Conference Call Prime Commodity Exchange & AFAN Produce Supply, Warehousing and Commodity Exchange Agreement • E xclusive use of AFAN’s existing network of 2 , 322 warehouses for a minimum term of 30 years • Right of first refusal to purchase or trade all produce stored in AFAN’s warehouses - to use primarily to serve the Tingo Foods and Tingo DMCC • PCX e - Warehouse Receipt System in all warehouses, enabling crops and other produce to be commoditized and traded by Tingo from delivery date • Priority position on PCX commodity trading platform, enabling Tingo DMCC to trade produce and commodities on spot, futures and derivative basis • AFAN, the umbrella body for Nigeria’s farming sector, has committed to coordinate its members to utilize the Partnership’s warehouses for produce • The Partnership has committed to a targeted increase in the number of warehouses to 80 , 000 in the next two years • Tingo Mobile has the right to sublet the warehouse space to pre - approved third parties, such as e - commerce businesses and wholesale businesses • Expected to add considerable value to Tingo DMCC, Tingo Foods and the whole Tingo Ecosystem

First Quarter 2023 Financial Results Conference Call

TingoPay SuperApp and Visa Partnership

Diversifies and expands Tingo Group into new markets – B2C and B2B

VISA

Visa payment services and digital Visa card embedded within the TingoPay SuperApp.

Pan-Africa Visa partnership includes marketing and customer acquisition support

Tingo Pay

TingoPay SuperApp offers full range of e-wallet, payment services, marketplace, e-commerce, insurances and finance to customers


Welcome
TingoPay

- Beta version of TingoPay and additional new functionality are at an advanced stage of testing with Visa ahead of full-scale launch scheduled for mid-2023.
- Tingo Mobile and TingoPay in Pan-Africa partnership with VISA are designed to **accelerate financial inclusion and social upliftment**

- TingoPay business portal and Tingo Visa merchant services enable farmers and businesses in all sectors to easily and securely receive payment
- Aims to deliver e-wallet and digital payment services to Tingo Mobile's existing customer base plus Pan-Africa rollout, then Asia and beyond

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12 First Quarter 2023 Financial Results Conference Call Financial & Digital Inclusion Increase Food Supply and Reduce Post Harvest Losses Social Upliftment Ecosystem Mobile Handsets with Embedded Software & Platforms Marketplace for inputs and produce Valued - Added Services and Payment Services Processing of produce into finished food products Wholesale and Export of Foods and Commodity Trading

13 First Quarter 2023 Financial Results Conference Call Environmental, Social & Governance • Fostering digital and financial inclusion through technology platforms – driving the social and economic upliftment of customers • Meaningfully improving global food supply and tackling the world’s food security crisis by e mpowering the farmer - increasing crop yields ; reducing post harvest losses ; improving access to markets, and ; delivering fairer prices • Delivering significant environmental benefits – reducing crop wastage ; improving farming and food production efficiency ; promoting sustainable farming techniques ; reducing freight miles • Adopting a mature ESG framework underpinned and guided by the United Nations’ Sustainable Development Goals 13 First Quarter 2023 Financial Results Conference Call

14 First Quarter 2023 Financial Results Conference Call Financial Results Highlights • Net revenues of the first quarter 2023 were $ 851 . 2 million, compared to $ 9 . 6 million for the first quarter 2022 . The increase of 8 , 801% , was mainly attributed to the addition of the Tingo Mobile and Tingo Foods acquisitions, which completed on December 1 , 2022 , and February 9 , 2023 , respectively . • Gross profit for the first quarter 2023 was $ 386 . 9 million, compared to gross profit of $ 1 . 3 million for the first quarter 2022 , which was attributable to the additions of the Tingo Mobile and Tingo Foods acquisitions . • Operating profit of Tingo Group for the first quarter 2023 was $ 260 . 7 million, compared to a loss of $ 10 . 0 million for the first quarter 2022 . • EBITDA 1 for the first quarter 2023 was $ 372 . 1 million, compared to a EBITDA 1 Loss of $ 8 . 9 million for the first quarter 2022 . • Tingo Foods revenues for the period from its date of acquisition on February 9 , 2023 , to March 31 , 2023 , were $ 577 . 2 million, as compared to $ 466 . 2 million for the approximate four - month period from its inception to December 31 , 2022 . • Tingo Foods operating profit for the approximate two - month period from its date of acquisition to March 31 , 2023 , was $ 143 . 5 million, as compared to $ 50 . 7 million for the approximate four - month period from its inception to December 31 , 2022 • Tingo Group cash balances as at March 31 , 2023 , amounted to $ 780 . 2 million, compared to $ 500 . 3 million as at December 31 , 2022 . 1 See EBITDA reconciliation in the attached Appendix . EBITDA i s considered a non - GAAP measure of financial performance .

15 First Quarter 2023 Financial Results Conference Call Financial Highlights Revenue Analysis Three Months Ended March 31 $ in Millions 2023 2022 Mobile handset leasing $113.7 $ - Mobile call and data 14.4 - Nwassa – Platform Revenues 125.3 - Tingo Foods Revenues 577.2 - MICT Insurance and Financial Services 20.6 9.6 Total Revenue $851.2 $9.6

16 First Quarter 2023 Financial Results Conference Call Financial Highlights Three Months Ended March 31 $ in Millions 2023 2022 Revenue $851.2 $9.6 Gross Profit 386.9 1.3 Operating Income / (Loss) 260.7 (10.0) EBITDA 1 372.1 (8.9) Net Income / (Loss) Before Tax 262.5 (9.7) Net Income / (Loss) 176.7 (8.7) Cash at March 31 $780.2 $86.5 Income Statement 1 See EBITDA reconciliation in the attached Appendix . EBITDA i s considered a non - GAAP measure of financial performance .

17 First Quarter 2023 Financial Results Conference Call Financial Highlights – EBITDA Reconciliation Three Months Ended March 31 $ in Millions 2023 2022 GAAP Operating Income / (Loss) $261.0 $(9.8) Depreciation of tangible assets 99.9 0.1 Amortization of acquired intangible assets 11.2 0.8 Total Non - GAAP EBITDA 372.1 (8.9) 1 See EBITDA reconciliation in the attached Appendix . EBITDA i s considered a non - GAAP measure of financial performance .

18 First Quarter 2023 Financial Results Conference Call Balance Sheet Highlights As of $ in Millions Mar 31, 2023 Dec 31, 2022 Cash and cash equivalents $780.2 $500.3 Total current assets 1,156.1 531.2 Total assets 2,370.8 1,682.3 Total current liabilities 561.4 265.4 Total long - term liabilities 336.1 90.9 Convertible Preferred Stock 553.0 553.0 Total stockholders’ equity 920.3 773.0

19 First Quarter 2023 Financial Results Conference Call Income Statement Three Months Ended March 31, 2023 2022 Revenues $ 851,245 $ 9,563 Cost of revenues 464,390 8,298 Gross profit 386,854 1,265 Operating expenses: Research and development 363 595 Selling and marketing 85,068 2,517 General and administrative 29,627 7,326 Amortization of intangible assets 11,119 797 Total operating expenses 126,177 11,235 Profit (loss) from operations 260,677 (9,970) Gain (loss) of controlling equity investment held in Micronet - - Gain (loss) from decrease in holding percentage in former VIE - - Other income, net 425 155 Finance income (expense), net 1,444 78 Profit (loss) before provision for income taxes 262,546 (9,737) Income tax expense (benefit) 85,914 (1,076) Net profit (loss) after provision for income taxes 176,632 (8,661) Gain (loss) from equity investment (208) (184) Net Profit (loss) 176,424 (8,845) Net Profit (loss) attributable to non - controlling stockholders (316) (159) Net Profit (loss) attributable to TINGO GROUP $ 176,740 $ (8,686) Profit (loss) per share attributable to TINGO GROUP: Basic and diluted profit (loss) per share $ 1.10 $ (0.07) Weighted average common shares outstanding: Basic and diluted 161,302,051 122,435,576

20 First Quarter 2023 Financial Results Conference Call Uniquely Positioned • NASDAQ - listed fast - growth and highly profitable company (Mar 31 , 2023 , Revenues of $ 851 . 2 M and Net Income Before Tax of $ 262 . 5 M) • Strong balance sheet and cash generation (cash balance at Mar 31 , 2023 - $ 780 . 2 M) • Fast growth, high margin and sticky revenue model, with low customer acquisition cost and low attrition • Full Agri and Food Ecosystem from Seed to Sale • Making a difference addressing global food shortage & food security crises ; and a benefactor of food price inflation • Visa x Tingo partnership and TingoPay SuperApp expands Tingo into new B 2 C and B 2 B markets • Proven proprietary fintech platforms, replicable in new geographical markets and new sectors • Vast addressable global market • Significant ESG impact 20 First Quarter 2023 Financial Results Conference Call

www.tingogroup.com Company 201 - 225 - 0190 info@tingogroup.com Investor Relations Chris Tyson/Larry Holub 949 - 491 - 8235 TIO@mzgroup.us A Global Fintech & Agri - Fintech Group Making a Difference Delivering Financial Inclusion and Food Security NASDAQ: TIO Q&A